                                                        OPPENHEIMER EUROPE FUND
                                               Supplement dated February 1, 2002 to the
                                                  Prospectus dated December 28, 2001

The Prospectus is changed by adding the following section in "About Your Account - How to Buy Shares" before the sub-section entitled
"How Can You Buy Class A Shares?":

         In addition to paying the dealer the regular sales concessions for sales of Class A, Class B and Class C shares described in the Prospectus, the Distributor will pay a special concession to A.G. Edwards & Sons, Inc.  ("AGE") on purchase orders for shares of the Fund submitted from February 1, 2002, through April 15, 2002 (the concession period), for Individual
         Retirement Accounts for which AGE is the dealer of record, including OppenheimerFunds-sponsored IRAs and AGE prototype IRAs.
         The concession applies to qualifying purchases of shares during the concession period to establish new IRAs as well as to make additional contributions to existing IRAs.  The special concession does not apply to purchases intended but not yet made under a Letter of Intent or to purchases made with the proceeds of a redemption or exchange from an account(s) in one or more of the Oppenheimer funds. During the concession period the Distributor will reallow to AGE the full commission on qualifying purchases of Class A shares and will advance to AGE from the Distributor's own resources an additional 0.50% on qualifying sales of Class B shares and 0.25% on qualifying sales of Class C shares.

         February 1, 2002                                               261PS012